                                                                   Exhibit 99

ITEM 1: FINANCIAL STATEMENTS
COMMERCE BANK
BALANCE SHEET
(Unaudited)
(In thousands, except common stock data)


                                                                             September 30,                     December 31,
                                                                        1994               1993                   1993
                                                                      --------           --------               --------
Assets
Cash and due from banks                                              $  30,059          $  32,599              $  25,800
Temporary investments                                                   15,090              5,260                 13,431
Securities:
 Held to maturity (Market value September 30, 1994 - $87,230
  1993 - $253,534, December 31, 1993 - $251,596)                        89,744            246,303                247,175
 Available for sale (Market value $114,082)                            111,894                  -                      -
                                                                      --------           --------               --------
  Total Securities                                                     201,638            246,303                247,175
Loans:
 Commercial                                                            197,358            153,901                185,409
 Consumer                                                              108,501            100,196                102,611
 Real estate mortgage                                                  101,836             97,299                 68,850
 Real estate construction & development                                 16,415             18,086                 17,074
 Tax-exempt                                                              5,290              6,528                  6,477
  Less: Unearned income and deferred fees                               (1,220)            (3,120)                (2,163)
                                                                      --------           --------               --------
 Loans, net of unearned income and deferred fees                       429,180            272,870                376,258
 Less:  Allowance for loan losses                                       (7,458)            (6,965)                (6,527)
                                                                      --------           --------               --------
 Loans, net                                                            421,712            365,885                371,731
Bank properties and equipment, net                                      19,083             17,816                 18,384
Foreclosed property                                                      2,751              3,646                  2,080
Other assets                                                            10,572             10,376                 10,029
                                                                      --------           --------               --------
Total assets                                                         $ 700,905          $ 681,896              $ 659,630
- -------------------------------------------------------------------------------------------------------------------------------
Liabilities
Deposits:
 Noninterest bearing demand                                          $ 108,008          $ 113,988              $ 103,197
 Interest bearing demand                                                74,038             59,543                 72,221
 Money market savings                                                  236,666            219,483                227,751
 Certificate of deposit less than $100,000                             155,181            172,653                164,122
 Regular savings                                                        32,799             34,685                 28,389
 Certificate of deposit greater than $100,000                           36,123             29,340                 38,481
                                                                      --------           --------               --------
 Total deposits                                                        643,005            629,692                634,141
Short-term borrowings                                                        -                175                  1,400
Long-term debt                                                           6,772              6,847                  6,828
Other liabilities                                                        3,765              3,266                  3,872
                                                                      --------           --------               --------
Total liabilities                                                      653,542            639,979                646,041
                                                                      --------           --------               --------
Shareholders' Equity
Common stock, $2.50 par: 10,000,000 shares authorized:
 2,734,652, 2,544,254, and 2,666,792 issued and outstanding              6,837              6,361                  6,717
Capital surplus                                                         30,070             25,925                 20,062
Retained earnings                                                       11,886              9,651                  7,810
Unrealized loss on marketable equity securities                              -                (20)                     -
Net unrealized loss on securities available for sale                    (1,430)                 -                      -
                                                                      --------           --------               --------
Total shareholders' equity                                              47,363             41,917                 43,589
                                                                      --------           --------               --------
Total liabilities and shareholders' equity                           $ 700,905          $ 681,896              $ 689,630
- -------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements

COMMERCE BANK
STATEMENT OF INCOME
(Unaudited)
(In thousands, except share data)


                                           Three Months Ended            Nine Months Ended
                                              September 30,                 September 30,
                                           1994          1993            1994         1993
                                         --------      --------        --------     --------
Interest Income
Loans, including fees                   $   9,193     $   7,882       $  25,897    $  22,884
Securities held to maturity and
 available for sale                         3,222         3,841          10,107       11,918
Temporary investments                         177           234             520          557
                                         --------      --------        --------     --------
  Total interest income                    12,592        11,957          36,524       35,359
Interest Expense
Deposits                                    5,091         5,020          14,693       15,331
Short-term borrowings                           -             7              30           16
Long-term debt                                166           165             497          469
                                         --------      --------        --------     --------
  Total interest expense                    5,257         5,192          15,220       15,816
                                         --------      --------        --------     --------
Net interest income                         7,335         6,765          21,304       19,543
  Provision for loan losses                   600           700           1,800        2,225
                                         --------      --------        --------     --------
Net interest income After
 Provision For Loan Losses                  6,735         6,065          19,504       17,318
Noninterest Income
Service charges on deposit accounts         1,007           890           2,967        2,485
Mortgage brokerage income                     247           859           1,228        2,227
Credit card merchant fees                     304           251             775          653
Securities (losses) gains                     (28)        1,268              41        1,354
Trust income                                  162           164             504          479
Other income                                  372           461           1,311        1,058
                                         --------      --------        --------     --------
  Total noninterest income                  2,064         3,893           6,826        8,258
Noninterest Expenses
Salaries and benefits                       2,755         2,717           8,448        7,928
Occupancy of bank premises                    726           632           2,079        1,806
Furniture and equipment                       472           484           1,351        1,295
Other expenses                              2,179         2,998           6,479        6,682
                                         --------      --------        --------     --------
  Total noninterest expenses                6,131         6,831          18,357       17,711
                                         --------      --------        --------     --------
Income Before Income Taxes                  2,568         3,127           7,973        7,863
Provision for income taxes                    821         1,415           2,524        3,003
                                         --------      --------        --------     --------
Net Income                              $   1,847     $   1,712       $   5,449    $   4,860
- ----------------------------------------------------------------------------------------------
Net Income Per Share
  Primary                               $    0.64     $    0.52       $    1.93    $    1.77
  Fully diluted                              0.62          0.50            1.85         1.70
Weighted Average Shares Outstanding
  Primary                                   2,854         2,758           2,819        2,735
  Fully diluted                             3,117         3,022           3,084        3,001
- ----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements

COMMERCE BANK
STATEMENT OF CASH FLOWS
(Unaudited)
(in thousands)



Nine months ended September 30,                                1994          1993
                                                            ----------    ----------
Cash Flows From Operating Activities:
Net Income                                                 $    5,449    $    4,860
Adjustments to reconcile net income to
  cash provided by operating activities:
  Provision for loan losses                                     1,800         2,225
  Depreciation and amortization of premises and equipment       1,390         1,247
  Net amortization of premiums and accretion of discounts         517           539
  Amortization of intangible assets                               203         1,151
  Gain on sale of securities available for sale                   (41)            -
  Gain on sale of securities held to maturity                       -        (1,354)
  (Increase) decrease in deferred income tax benefits            (880)            6
  (Decrease) increase in interest receivable                       23          (325)
  (Increase) Decrease in interest payable                        (106)          181
  (Increase) Decrease in other liabilities                         36          (344)
  Decrease in other assets                                        420         1,480
                                                            ----------    ----------
  Net cash provided by operating activities:                    8,831         8,666
                                                            ----------    ----------

Cash Flows From Investing Activities:

   Securities held to maturity:
     Proceeds from maturities, calls and prepayments                -        23,474
     Proceeds from sales                                            -        44,495
     Purchases                                                (24,913)      (74,777)
   Securities available for sale:
     Proceeds from maturities, calls and prepayments           35,352             -
     Proceeds from sales                                       33,192             -
   Net decrease (increase) in temporary investments            (1,659)       (7,231)
   Purchases of premises and equipment                         (2,068)       (2,319)
   Net sale (repurchase) of loan participations                 5,219          (813)
   Net increase in loans                                      (57,000)      (33,656)
                                                            ----------    ----------
   Net cash used in investing activities                      (11,898)      (36,364)
                                                            ----------    ----------
Cash Flows From Financing Activities:

   Net increases in deposit accounts                            8,864        31,708
   Proceeds from issuance of common stock                       1,118           557
   Net decrease in short-term borrowing                        (1,400)          388
   Principal payments on capital lease obligations                (58)          (64)
   Cash dividends paid                                         (1,200)         (748)
                                                            ----------    ----------
   Net cash provided by financing activities                    7,326        31,065
                                                            ----------    ----------
Net (decrease) increase in cash and due from banks              4,259         4,367
Cash and due from banks at beginning of period                 25,500        28,232
                                                            ----------    ----------
Cash and due from banks at end of period                   $   30,069    $   32,599
- ------------------------------------------------------------------------------------------
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period:
    Interest                                               $   15,114    $   15,635
    Income taxes                                                2,939         3,386
  Noncash financing and investing activities:
    Capital lease obligation                                        -         1,285
- ------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

COMMERCE BANK
STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
(Unaudited)
(in thousands)

                                                                                                          Unrealized
                                                                                                           Loss on
                                                              Common Stock                                Marketable
                                                           -------------------   Capital     Retained       Equity
                                                            Shares     Amount    Surplus     Earnings      Security       Total
                                                           --------   --------  ---------   ----------    -----------   --------
Nine months ended September 30, 1993

Balance at January 1, 1993                                  2,511      $ 8,278  $ 25,460      $ 5,705     $     (30)    $ 27,413

Net income                                                      -            -         -        4,860             -        4,860

Issuance of common stock                                       33           83       465            -             -          548

Change in valuation allowance for
 marketable equity security                                     -            -         -            -            10           10

Cash dividends declared                                         -            -         -         (914)            -         (914)
                                                           ------      -------  --------      -------     ---------     --------
Balance at September 30, 1993                               2,544      $ 8,361  $ 25,925      $ 9,651     $     (20)    $ 41,917
                                                           ------      -------  --------      -------     ---------     --------

Nine months ended September 30, 1994

Balance at January 1, 1994                                  2,687      $ 6,717  $ 29,062      $ 7,810     $       -     $ 43,589

Adjustment to beginning balance for change in
 accounting method for net unrealized gain on
 securities available for sale, net of tax of $1,253,000        -            -         -        2,327             -        2,327

Net income                                                      -            -         -        5,449             -        5,449

Issuance of common stock                                       48          120     1,008            -             -        1,128

Changes in net unrealized loss on securities
 available for sale, net of tax effect                          -            -         -       (3,767)            -       (3,767)

Cash dividends declared                                         -            -         -       (1,363)            -       (1,363)
                                                           ------      -------  --------      -------     ---------     --------
Balance at September 30, 1994                               2,735      $ 6,837  $ 30,070      $10,456     $       -     $ 47,363
- --------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

COMMERCE BANK
Form F-4
September 30, 1994


Notes to Financial Statements
- -----------------------------

Note 1.  General
         -------

     The financial statements in this report have not been audited. In the opinion of management, all adjustments necessary for a fair presentation of the financial position and results of operations for the interim periods have been made. All such adjustments are of a normal recurring nature. These statements should be read in conjunction with the 1993 annual report on Form F-2 and the 1994 reports on Form F-4. Results of operations for the nine months ended September 30, 1994 are not necessarily indicative of the results of operations for the full year or any other interim periods.

Note 2.  Merger with BB&T Financial Corporation
         --------------------------------------

     Commerce Bank ("Commerce") entered into an Agreement and Plan of Reorganization, dated as of June 24, 1994 (the "Agreement"), with BB&T Financial Corporation, a bank holding company headquartered in Wilson, North Carolina ("BB&T"). The Agreement provides for the merger of Commerce with and into a subsidiary of BB&T.

     As an inducement for BB&T to enter into Agreement, Commerce entered into a Stock Option Agreement, dated as of June 24, 1994 (the "Option Agreement"), whereby it granted BB&T an irrevocable option (the "Option") to purchase up to that number of shares of Commerce's common stock (the "Option Shares") as would equal 19.9% of the aggregate shares of Commerce common stock that would be outstanding immediately after the issuance of the Option Shares upon full exercise of the Option, at a price of $31.50 per Option Share. The Option is exercisable, in whole or in part, at any time and from time to time for a designated period of time following the occurrence of a "Purchase Event" (as defined in the Option Agreement).

Note 3.  Commitments
         -----------

     At September 30, 1994, the amount of off-balance sheet commitments to extend credit were $73.1 million and standby letters of credit and financial guarantees were $5.78 million.

COMMERCE BANK
Form F-4
September 30, 1994


Note 4.  Accounting Change
         -----------------

     Effective January 1, 1994, Commerce adopted Statement of Financial Accounting Standard No. 115 ("SFAS 115") "Accounting for Certain Investments in Debt and Equity Securities". In accordance with SFAS 115, prior period financial statements have not been restated to reflect the change in accounting principle. SFAS 115 requires that certain securities be classified into one of three categories: held to maturity, available for sale, or trading based on management's ability and intent at time of purchase. Securities classified as held to maturity are carried at their amortized cost; securities classified as available for sale are carried at their fair values with the amount of unrealized gains or losses, net of income taxes, reported as a separate component of shareholders' equity; and securities classified as trading are carried at their fair value with the unrealized gains or losses included in earnings.

     As a result of the adoption of SFAS 115, on January 1, 1994, Commerce classified securities with a fair value of approximately $155 million as securities available for sale. The opening balance of shareholders' equity was increased by $2.32 million relating to net unrealized gain on securities available for sale of $3.58 million, less applicable income taxes of $1.25 million. Prior to the adoption of SFAS 115, securities deemed available for sale were carried at the lower of aggregate amortized cost or market value.


Note 5.  Earnings Per Share
         ------------------

     Primary earnings per share are calculated on the basis of the weighted average number of shares outstanding during the period after giving retroactive effect to the 5% stock dividends declared in 1993 and 1992. Dilutive stock options have been converted to common stock equivalents for the calculation of weighted average shares outstanding based upon the average market price of Commerce's common stock. Fully diluted earnings per share assumes the conversion of outstanding convertible subordinated capital notes and elimination of interest paid thereon, after tax effect, and the exercise of dilutive stock options, as of the beginning of each period. The dilutive effect of outstanding options and convertible subordinated debt is computed using the greater of the closing price or the average market price of Commerce's stock. The computation of earnings per share is provided on the following page.

Earnings per share were determined as follows:

(In thousands, except per share)

                                                      Three Months Ended          Nine Months Ended
                                                         September 30,              September 30,

                                                      1994          1993          1994         1993
                                                      ----          ----          ----         ----
Primary
Average common shares outstanding                    2,731         2,665         2,713        2,655
Dilutive common stock options assumed exercised        123            93           106           80
- ---------------------------------------------------------------------------------------------------
Average primary shares outstanding                   2,854         2,758         2,819        2,735
- ---------------------------------------------------------------------------------------------------
Net Income                                          $1,847        $1,712        $5,449       $4,860
Per Share Amount                                       .64           .52          1.93         1.77
- ---------------------------------------------------------------------------------------------------
Fully diluted
Average common shares outstanding                    2,731         2,665         2,713        2,655
Dilutive common stock options                          123            94           103           83
Dilutive convertible subordinated capital
 notes assumed converted                               263           263           263          263
- ---------------------------------------------------------------------------------------------------
Average fully diluted shares outstanding             3,117         3,022         3,084        3,001
- ---------------------------------------------------------------------------------------------------
Net Income                                          $1,847        $1,712        $5,449       $4,860
Add interest on convertible subordinated
 capital notes, after taxes                             81            81           243          243
- ---------------------------------------------------------------------------------------------------
Adjusted net income                                 $1,928        $1,793        $5,692       $5,103
- ---------------------------------------------------------------------------------------------------
Per share amount                                      $.62          $.60         $1.85        $1.70
- ---------------------------------------------------------------------------------------------------

Note 6. Non-recurring Charge
        --------------------

  During the third quarter of 1993, Commerce recorded a special non-recurring, noncash charge to earnings of $910,000 for the write down of the excess cost over the fair value of tangible and identified intangible assets of deposits acquired on September 15, 1990. The adjustment better aligns management's estimate of the unidentified intangible asset value, given changes in operating strategy and market and economic conditions. At September 30, 1994 Commerce had unamortized intangible assets of $821,000.

COMMERCE BANK                                          FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share date)

                                    Three Months Ended              Nine Months Ended
                                       September 30,    (Decrease)    September 30,      (Decrease)
                                     1994        1993    Increase     1994       1993     Increase
                                   ---------  --------- ----------  ---------  --------- ----------
Earnings:
Net interest income                $   7,335  $   6,765     8.4%    $  21,304  $  19,543     9.0%
Net income                             1,847  $   1,712     7.9%    $   5,449  $   4,860    12.1
- ---------------------------------------------------------------------------------------------------
Per Share Data:
Net income:
  Primary                          $    0.64  $    0.62     3.2%    $    1.93  $    1.77     9.0%
  Fully diluted                         0.62       0.60     3.3          1.85       1.70     8.8
Book value at period and                   -          -                 17.32      16.48     5.1
Cash dividends                          0.20       0.14    42.9          0.50       0.36    38.9
- ---------------------------------------------------------------------------------------------------
Selected Financial Ratios:
Return on average asset                 1.06%      1.02%                 1.06%      1.00%
Return on average equity               15.59      16.25                 15.61      16.22
Net interest spread                     3.92       3.78                  3.90       3.79
Net interest margin                     4.54       4.36                  4.48       4.36
Net overhead ratio                      2.50       2.12                  2.43       2.21
Average loans/average deposits         65.72      58.88                 63.65      57.81
- ---------------------------------------------------------------------------------------------------
Daily Averages:
Assets                             $ 692,081  $ 665,211     4.0%    $ 687,861  $ 649,120     6.0%
Earning assets                       640,267    615,549     4.0       636,079    699,973     6.0
Loans, net of unearned income        417,872    364,239    16.0       400,870    340,259    17.8
Investment securities                208,964    240,369   (13.1)      221,779    242,366    (8.5)
Deposits                             636,839    612,224     3.9       629,651    598,126     5.3
Shareholders' equity                  46,985     41,796    12.4        46,653     40,047    16.5
Primary shares outstanding             2,864      2,758     3.5         2,819      2,735     3.1
Fully diluted shares outstanding       3,117      3,022     3.1         3,084      3,001     2.8
- ---------------------------------------------------------------------------------------------------
At Period End:
Assets                                                              $ 699,610  $ 681,896     2.6%
Earning assets                                                        644,842    624,443     3.3
Loans, net of unearned income                                         426,114    372,870    14.8
Investment securities                                                 201,638    246,303   (18.1)
Deposits                                                              643,005    629,692     2.1
Shareholders' equity                                                   47,363     41,917    13.0
Allowance for loan losses                                               7,468      6,955     6.9
Nonperforming assets                                                    6,892      4,126    42.8
- ---------------------------------------------------------------------------------------------------
Risk-Based Capital Ratios:
Tier 1                                                                  10.51%     10.02%
Total                                                                   12.85      12.50
Tier 1 Average                                                           6.77       6.30
Total risk weighted assets                                          $ 467,877  $ 407,517
- ---------------------------------------------------------------------------------------------------

COMMERCE BANK
Selected Quarterly Financial Data
(Dollars in thousands, except per share date)


                                          Third      Second       First      Fourth       Third
                                         Quarter     Quarter     Quarter     Quarter     Quarter
                                          1994        1994        1994        1993        1993
- -------------------------------------------------------------------------------------------------
Results of operations:
Interest income                        $  12,592   $  12,182   $  11,750   $  11,888   $  11,957
Interest expense                           5,257       5,032       4,931       5,167       5,192
- -------------------------------------------------------------------------------------------------
Net interest income                        7,335       7,150       6,819       6,721       6,765
Provision for loan losses                    600         600         600         600         700
- -------------------------------------------------------------------------------------------------
Net interest income after
  provision for loan losses                6,735       6,550       6,219       6,121       6,065
Noninterest income                         2,092       2,358       2,335       2,346       2,625
Securities (losses) gains                    (28)         10          59          53       1,268
Noninterest expense (1)                    6,131       6,262       5,964       5,995       6,831
- -------------------------------------------------------------------------------------------------
Income before income taxes                 2,668       2,656       2,649       2,525       3,127
Provision for income taxes                   821         815         888         834       1,415
- -------------------------------------------------------------------------------------------------
Net income                             $   1,847   $   1,841   $   1,761   $   1,691   $   1,712
=================================================================================================
Per Share Data:
Net Income:
  Primary                              $    0.64   $    0.66   $    0.63   $    0.61   $    0.62
  Fully diluted                             0.62        0.63        0.60        0.58        0.60
Book value at period end                   17.32       17.10       17.09       16.22       16.48
Cash dividends                              0.20        0.15        0.15        0.15        0.14
Common stock price:(2)
  High                                     39.50       39.00       27.50       25.50       25.50
  Low                                      36.00       24.50       25.50       23.00       22.75
  Close                                    37.13       39.00       26.50       24.00       23.75
=================================================================================================
Average Balance Sheet Data
Assets:
Loans, net of unearned income          $ 417,872   $ 400,133   $ 384,233   $ 369,232   $ 354,239
Investment Securities                    208,964     221,782     234,876     245,039     240,369
Temporary Investments                     13,431      14,030      12,821      12,356      20,941
- -------------------------------------------------------------------------------------------------
Total earning assets                     640,267     635,945     631,930     626,718     615,549
Allowance for loan losses                 (7,242)     (6,912)     (6,809)     (6,844)     (6,713)
Other Assets                              59,056      59,251      57,998      58,637      56,375
Total Assets                           $ 692,081   $ 688,284   $ 683,119   $ 678,511   $ 665,211
=================================================================================================
Liabilities and Shareholders'
Equity:
Interest bearing deposits              $ 531,206   $ 532,136   $ 528,279   $ 529,081   $ 516,719
Short-term borrowings                          -          77       3,623       1,337         818
Long-term borrowings                       6.781       6,799       6,818       6,837       6,856
- -------------------------------------------------------------------------------------------------
Total interest bearing liabilities       537,987     539,012     538,720     537,255     524,393
Non interest bearing liabilities         107,109     103,127      93,081      98,291      99,022
Equity                                    46,385      46,145      46,828      42,965      41,796
- -------------------------------------------------------------------------------------------------
Total liabilities and equity           $ 692,081   $ 688,284   $ 683,119   $ 678,511   $ 665,211
=================================================================================================
Financial Ratios:
Return on average assets                    1.06%       1.07%       1.05%      0.99%       1.02%
Return on average equity                   15.59       16.00       15.25      15.61       16.25
Net interest margin                         4.54        4.51        4.38       4.28        4.36
=================================================================================================

(1) The third quarter of 1993 included a non-recurring, noncash adjustment of $910,000 for the write down of an intangible asset.
(2) As reported by NASDAQ